Exhibit 99.1

Fulgent Genetics Reports Third Quarter 2022 Financial Results

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Revenue totals $105.7 million
•
Core Revenue grows 110% year-over-year to $56.0 million

TEMPLE CITY, CA, November 7, 2022 —Fulgent Genetics, Inc. (NASDAQ: FLGT) (“Fulgent Genetics”, “Fulgent”, or the “Company”), a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health, today announced financial results for its third quarter ended September 30, 2022.

Third Quarter 2022 Results:

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Revenue of $105.7 million, versus $227.9 million in Q3 2021
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Billable tests delivered 952,000, versus 2.2 million in Q3 2021
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Core Revenue1 grew 110% year-over-year to $56.0 million
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GAAP income of $1.7 million, or $0.06 per share
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Non-GAAP income of $9.8 million, or $0.32 per share
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Adjusted EBITDA of $19.7 million
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Cash from operations of $20.8 million
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Cash, cash equivalents, and investments in marketable securities of $918.0 million as of September 30, 2022

Note:

1)
Core Revenue excludes revenue from COVID-19 testing products and services, including COVID-19 NGS testing revenue.

Non-GAAP income (loss) and adjusted EBITDA are described below under “Note Regarding Non-GAAP Financial Measures” and are reconciled to the most directly comparable GAAP financial measure, GAAP income (loss), in the accompanying tables.

Ming Hsieh, Chairman of the Board and Chief Executive Officer, said, “I am pleased with the trajectory of the business as we focus on our long-term strategy and begin to realize my vision to expand our footprint across the genomic testing and therapeutics landscape. With our diversification into oncology and pathology added to our robust test menus for pediatric genetics, reproductive health, hereditary cancer, neurological conditions and more, we have created one of the largest test menus in our industry. We are committed to fueling growth in our diagnostics business through organic and strategic investments.”

Paul Kim, Chief Financial Officer, said, “Our third quarter results came in as expected with our core business doubling year-over-year. As COVID-19 testing winds down, we see momentum building in our core business with the integration of Inform Diagnostics. While we are experiencing some pressure on results in the fourth quarter, we view it as transitory and believe our foundational technology platform supports a strong revenue and margin profile in the years ahead.”

Outlook:

For the fourth quarter of 2022, Fulgent Genetics expects:

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Total Revenue of approximately $60 million
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Core Revenue of approximately $52 million, representing growth of 86% year-over-year

For the full year 2022, Fulgent Genetics expects:

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Total Revenue of approximately $611 million
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Core Revenue of approximately $178 million
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Non-GAAP income of approximately $5.60 per share

Fulgent has not reconciled its expectations as to non-GAAP income per share to the most directly comparable GAAP measure because certain items are out of Fulgent’s control or cannot be reasonably predicted. Accordingly, a reconciliation for forward-looking non-GAAP income per share is not available without unreasonable effort.

Conference Call Information

Fulgent Genetics will host a conference call for the investment community today at 4:30 PM ET (1:30 PM PT) to discuss its third quarter 2022 results. Press and industry analysts are invited to attend in listen-only mode.

The call may be accessed through a live audio webcast on the Investor Relations section of the company’s website, http://ir.fulgentgenetics.com. An audio replay will be available at the same location.

Note Regarding Non-GAAP Financial Measures

Certain information set forth in this press release, including non-GAAP income (loss), non-GAAP income (loss) per share, and adjusted EBITDA are non-GAAP financial measures. Fulgent Genetics believes this information is useful to investors because it provides a basis for measuring the performance of the Company’s business, excluding certain income or expense items that management believes are not directly attributable to the Company’s operating results. Fulgent Genetics defines non-GAAP income (loss) as net income (loss) calculated in accordance with accounting principles generally accepted in the United States of America, or GAAP, plus amortization of intangible assets, plus restructuring costs, plus acquisition-related costs, including banking fees and legal fees associated with the recent acquisition, plus equity-based compensation expense, plus or minus the non-GAAP tax effect, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. The non-GAAP tax effect is calculated by applying the statutory corporate tax rate on the amortization of intangible assets, restructuring costs, acquisition-related costs, and equity-based compensation expense. Fulgent Genetics defines adjusted EBITDA as GAAP income (loss) plus or minus interest (expense) income, plus or minus provisions (benefits) for income taxes, plus restructuring costs, plus acquisition-related costs, plus equity-based compensation expense, plus depreciation and amortization, and plus or minus other charges or gains, as identified, that management believes are not representative of the Company’s operations. Fulgent Genetics may continue to incur expenses similar to the items added to or subtracted from GAAP income (loss) to calculate non-GAAP income (loss) and adjusted EBITDA; accordingly, the exclusion of these items in the presentation of these non-GAAP financial measures should not be construed as an implication that these items are unusual, infrequent or non-recurring. Management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measure of net income (loss) in evaluating the Company's operating performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in conformity with GAAP, and non-GAAP financial measures as reported by Fulgent Genetics may not be comparable to similarly titled metrics reported by other companies.

About Fulgent Genetics

Fulgent Genetics is a technology-based genetic testing company focused on transforming patient care in oncology, infectious and rare diseases, and reproductive health. Fulgent Genetics’ proprietary technology platform has created a broad, flexible test menu and the ability to continually expand and improve its proprietary genetic reference library while maintaining accessible pricing, high accuracy, and competitive turnaround times. Combining next generation sequencing, or NGS, with its technology platform, the Company performs full-gene sequencing with deletion/duplication analysis in an array of panels that can be tailored to meet specific customer needs. A cornerstone of the Company’s business is its ability to provide expansive options and flexibility for all clients’ unique testing needs through a comprehensive technology offering including cloud computing, pipeline services, record management, web portal services, clinical workflow, sequencing as a service and automated laboratory services.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements in this press release include statements about, among other things: future performance, guidance regarding, expected quarterly and annual financial results, including revenues, core revenues, GAAP income, and non-GAAP income; evaluations and judgments regarding trajectory, momentum, vision, expansion strategies, diversification, acquisition strategies, and synergies related to and the performance of acquired businesses (including Inform Diagnostics), investments and partnerships, relationships and the Company’s testing services and technology; future growth and the Company’s testing services and technologies and expansion; the Company’s identification and evaluation of opportunities and its ability to capitalize on opportunities, capture market share, or to expand its presence in certain markets; and the Company’s ability to continue to grow its business.

Forward-looking statements are statements other than historical facts and relate to future events or circumstances or the Company’s future performance, and they are based on management’s current assumptions, expectations, and beliefs concerning future developments and their potential effect on the Company’s business. These forward-looking statements are subject to a number of risks and uncertainties, which may cause the forward-looking events and circumstances described in this press release to not occur, and actual results to differ materially and adversely from those described in or implied by the forward-looking statements. These risks and uncertainties include, among others: the ongoing impacts of the COVID-19 pandemic, including the preventive public health measures that may continue to impact demand for its tests and the pandemic’s effects on the global supply chain; the market potential for, and the rate and degree of market adoption of, the Company’s tests, including its tests for COVID-19 and genetic testing generally; the Company’s ability to capture a sizable share of the developing market for genetic and COVID-19 testing and to compete successfully in these markets, including its ability to continue to develop new tests that are attractive to its various customer markets, its ability to maintain turnaround times and otherwise keep pace with rapidly changing technology; the Company’s ability to maintain the low internal costs of its business model, particularly as the Company makes investments across its business; the Company’s ability to maintain an acceptable margin on sales of its tests, particularly in light of increasing competitive pressures and other factors that may continue to reduce the Company’s sale prices for and margins on its tests; risks related to volatility in the Company’s results, which can fluctuate significantly from period to period; risks associated with the composition of the Company’s customer base, which can fluctuate from period to period and can be comprised of a small number of customers that account for a significant portion of the Company’s revenue; the Company’s ability to grow and diversify its customer base and increase demand from existing and new customers; the Company’s investments in its infrastructure, including its sales organization and operational capabilities, and the extent to which these investments impact the Company’s business and performance and enable it to manage any growth it may experience in future periods; the Company’s level of success in obtaining coverage and adequate reimbursement and collectability levels from third-party payors for its tests; the Company’s level of success in establishing and obtaining the intended benefits from partnerships, strategic investments, joint ventures, acquisitions, or other relationships; the Company’s compliance with the various evolving and complex laws and regulations applicable to its business and its industry; risks associated with the Company’s international operations; the Company’s ability to protect its proprietary technology platform; and general industry, economic, political and market conditions. As a result of these risks and uncertainties, forward-looking statements should not be relied on or viewed as predictions of future events.

The forward-looking statements made in this press release speak only as of the date of this press release, and the Company assumes no obligation to update publicly any such forward-looking statements to reflect actual results or to changes in expectations, except as otherwise required by law.

The Company’s reports filed with the U.S. Securities and Exchange Commission, or the SEC, including its annual report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022 and the other reports it files from time to time, including subsequently filed annual, quarterly and current reports, are made available on the Company’s website upon their filing with the SEC. These reports contain more information about the Company, its business and the risks affecting its business, as well as its results of operations for the periods covered by the financial results included in this press release.

Investor Relations Contact:

The Blueshirt Group

Melanie Solomon, melanie@blueshirtgroup.com

FULGENT GENETICS, INC.
Condensed Consolidated Balance Sheet Data
September 30, 2022 and December 31, 2021
(in thousands)

	September 30,	December 31,
	2022	2021
ASSETS:
Cash and cash equivalents	$168,770	$164,894
Investments in marketable securities	749,236	770,652
Accounts receivable, net	104,159	138,912
Property, plant, and equipment, net	81,807	62,287
Other assets	301,810	141,975
Total assets	$1,405,782	$1,278,720
LIABILITIES & EQUITY:
Accounts payable, accrued liabilities and other liabilities	$124,385	$112,840
Total stockholders' equity	1,281,397	1,165,880
Total liabilities & equity	$1,405,782	$1,278,720

FULGENT GENETICS, INC.
Condensed Consolidated Statement of Income Data
Three and Nine Months Ended September 30, 2022 and 2021
(in thousands, except per share data)
(unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$105,655	$227,868	$551,264	$740,913
Cost of revenue (1)	59,560	43,466	197,350	153,399
Gross profit	46,095	184,402	353,914	587,514

Operating expenses:
Research and development (1)	7,507	6,021	20,401	16,755
Selling and marketing (1)	9,859	6,012	28,665	16,239
General and administrative (1)	26,266	12,299	82,281	28,630
Amortization of intangible assets	2,006	797	4,487	797
Restructuring costs	105	—	3,001	—
Total operating expenses	45,743	25,129	138,835	62,421
Operating income	352	159,273	215,079	525,093
Interest and other income, net	1,405	496	2,408	1,382
Income before income taxes and gain on equity method investment	1,757	159,769	217,487	526,475
Provision for income taxes	414	37,545	51,488	127,647
Income before gain on equity method investment	1,343	122,224	165,999	398,828
Gain on equity method investment	—	—	—	3,734
Net income from consolidated operations	1,343	122,224	165,999	402,562
Net loss attributable to noncontrolling interests	376	298	1,236	463
Net income attributable to Fulgent	$1,719	$122,522	$167,235	$403,025

Net income per common share attributable to Fulgent:
Basic	$0.06	$4.13	$5.53	$13.79
Diluted	$0.06	$3.93	$5.38	$13.04

Weighted average common shares:
Basic	30,174	29,673	30,256	29,221
Diluted	30,867	31,170	31,107	30,906

(1) Equity-based compensation expense was allocated as follows:
Cost of revenue	$2,475	$962	$6,183	$2,328
Research and development	2,687	1,757	7,110	4,461
Selling and marketing	1,243	693	3,148	1,739
General and administrative	2,567	962	6,177	2,334
Total equity-based compensation expense	$8,972	$4,374	$22,618	$10,862

FULGENT GENETICS, INC.
Non-GAAP Income Reconciliation
Three and Nine Months Ended September 30, 2022 and 2021
(in thousands, except per share data)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income attributable to Fulgent	$1,719	$122,522	$167,235	$403,025
Amortization of intangible assets	2,006	797	4,487	797
Restructuring costs	105	—	3,001	—
Acquisition-related costs	166	—	6,575	—
Equity-based compensation expense	8,972	4,374	22,618	10,862
Non-GAAP tax effect (1)	(3,150)	(1,396)	(10,271)	(3,148)
Gain on equity method investment	—	—	—	(3,734)
Non-GAAP income attributable to Fulgent	$9,818	$126,297	$193,645	$407,802

Net income per common share attributable to Fulgent:
Basic	$0.06	$4.13	$5.53	$13.79
Diluted	$0.06	$3.93	$5.38	$13.04

Non-GAAP income per common share attributable to Fulgent:
Basic	$0.33	$4.26	$6.40	$13.96
Diluted	$0.32	$4.05	$6.23	$13.19

Weighted average common shares:
Basic	30,174	29,673	30,256	29,221
Diluted	30,867	31,170	31,107	30,906

(1) Tax rates as follows:
Corporate tax rate of 28% for the three and nine months ended September 30, 2022.
Corporate tax rate of 27% for the three and nine months ended September 30, 2021.

FULGENT GENETICS, INC.
Non-GAAP Adjusted EBITDA Reconciliation
Three and Nine Months Ended September 30, 2022 and 2021
(in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net income attributable to Fulgent	$1,719	$122,522	$167,235	$403,025
Interest income, net	(1,452)	(357)	(1,587)	(1,513)
Provision for income taxes	414	37,545	51,488	127,647
Restructuring costs	105	—	3,001	—
Acquisition-related costs	166	—	6,575	—
Equity-based compensation expense	8,972	4,374	22,618	10,862
Depreciation and amortization	9,820	3,173	22,860	7,513
Gain on equity method investment	—	—	—	(3,734)
Adjusted EBITDA	$19,744	$167,257	$272,190	$543,800